SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [x]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11c) or (ss.) 240.14a-12

                                   Foxby Corp.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6( i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

Notes:

                                   FOXBY CORP.
                    (formerly, "Internet Growth Fund, Inc.")
--------------------------------------------------------------------------------

                                                                   July __, 2003

Dear Fellow Stockholders,

     On July 14th, 2003, Internet Growth Fund, Inc. (AMEX symbol: FND) announced that with the approval of the Board of Directors that its name was changed to Foxby Corp. with a new symbol of FXX. The Fund's shares continue to trade on the American Stock Exchange with this new symbol of FXX.

     The accompanying Notices of Meetings and Proxy Statement for Foxby Corp. present a proposal for the election of directors, to be considered at the Fund's 2003 Annual Meeting of Stockholders to be held on ________, ____ __, 2003 and three proposals to be considered at the Fund's Special Meeting of Stockholders to be held immediately after the Annual Meeting. The proposals to be considered at the Special Meeting would modify the Fund's fundamental investment objective, modify the Fund's fundamental investment restriction on industry concentration, and modify certain of the Fund's fundamental investment restrictions. The Annual Meeting is for the sole purpose of the uncontested election of one director, a matter on which brokers holding shares in nominee name may vote at their discretion absent instructions from beneficial owners. The proposals before the Special Meeting affect the management of the Fund, and cannot be voted on by brokers without instructions from beneficial owners. These proposals are being presented at a separate Special Meeting so that the outcome will not be significantly affected by broker non-votes, as could be the case if the election of directors and the other proposals were presented at the same meeting.

The Board of Directors has unanimously approved each of the proposals and recommends that stockholders vote in favor of them.

You are being sent two proxy cards, a white one for the Annual Meeting and a gold one for the Special Meeting, and it is important that you complete and sign both white and gold cards for your votes to be counted at both Meetings. N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. If you have any questions regarding the proposals or how to vote by proxy, please call N.S. Taylor at 1-866-470-4100.


                                                     Sincerely,


                                                     Thomas B. Winmill
                                                     President

                                   FOXBY CORP.
                                11 Hanover Square
                            New York, New York 10005
                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______ __, 2003
                        --------------------------------

To the Stockholders:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Foxby Corp., formerly known as Internet Growth Fund, Inc. (the "Fund"), will be held at the offices of the Fund at 11 Hanover Square, New York, New York on ________, ____ __, 2003 at __ p.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominee, George B. Langa, as Class I Director, to serve for a four year term and until his successor is duly elected and qualifies.

     Stockholders of record at the close of business on July 2, 2003 are entitled to receive notice of and to vote at the Annual Meeting.


                                             By Order of the Board of Directors,


                                             Monica Pelaez
                                             Secretary

New York, New York
July __, 2003


   Please vote immediately by signing and returning the enclosed white proxy card.Delay may cause the Fund to incur additional expenses to solicit votes for the meeting.

                                   FOXBY CORP.
                                11 Hanover Square
                            New York, New York 10005
                        --------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______ __, 2003

                        --------------------------------

To the Stockholders:

     Notice is hereby given that a Special Meeting of Stockholders of Foxby Corp., formerly known as Internet Growth Fund, Inc. (the "Fund"), will be held at the offices of the Fund at 11 Hanover Square, New York, New York on ________, ____ __, 2003 at __ p.m. for the following purposes:

1. To consider a proposal to modify the Fund's fundamental investment objective;

2. To consider a proposal to modify the Fund's fundamental investment restriction on industry concentration; and

3.   To  consider   proposals  to  modify  certain  of  the  Fund's  fundamental investment restrictions.

     No other business may come before the meeting or any adjournment thereof. Stockholders of record at the close of business on July 2, 2003 are entitled to receive notice of and to vote at the Special Meeting or any adjournments.


                                             By Order of the Board of Directors,


                                             Monica Pelaez
                                             Secretary

New York, New York
July __, 2003


 Please vote immediately by signing and returning the enclosed gold proxy card. Delay may cause the Fund to incur additional expenses to solicit votes for the meeting.

                                   FOXBY CORP.
                                11 Hanover Square
                            New York, New York 10005
                        --------------------------------
                                 PROXY STATEMENT

                   Annual and Special Meetings of Stockholders
                          To Be Held on ______ __, 2003
                        --------------------------------

     This Proxy Statement, dated July __, 2003, is furnished in connection with a solicitation of proxies by the Board of Directors of Foxby Corp., formerly known as Internet Growth Fund, Inc. (the "Fund"), to be voted at the 2003 Annual Meeting of Stockholders of the Fund (the "Annual Meeting") and a Special Meeting of Stockholders of the Fund (the "Special Meeting") (the Annual Meeting and Special Meeting are collectively referred to as the "Meetings"). The Meetings will each be held at the principal executive offices of the Fund at 11 Hanover Square, New York, New York on Thursday, ______ __, 2003. The Annual Meeting will begin at ____ p.m. and the Special Meeting will begin at ____ p.m. Only stockholders of record at the close of business on July 2, 2003 ("Record Date") are entitled to be present and to vote at the Meetings. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449. It is expected that this Proxy Statement and the enclosed proxy cards will first be mailed to stockholders commencing on or about July __, 2003.

     Only stockholders of record at the close of business on July 2, 2003 (the "Record Date") are entitled to receive notice of and to vote the shares of Icommon stock registered in their name at the Meetings. As of the Record Date, the Fund had 2,602,847 shares of common stock outstanding. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the Meetings.

     Stockholders can ensure that their shares are voted at the Meetings by signing and returning the enclosed proxy cards in the envelopes provided. The submission of a signed proxy will not affect a stockholder's right to attend the Meetings and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence and voting at the Meetings of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Meetings files a written notice of rIevocation of the proxy with the Secretary of the Fund at any time prior to the voting of the proxy.

     The presence of a quorum is required to transact business at the Meetings. A quorum is defined as the presence, either in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast at the Meetings. The shares represented at the Meetings by proxies that are marked "withhold authority" or "abstain" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. If a quorum is not present, or if a quorum is present at the Meetings but sufficient votes to approve a proposal are not received, the Secretary intends to move to adjourn the meeting to a later date to permit further solicitation of proxies. The persons named as proxies intend to vote all shares, including broker non-votes and abstentions, in favor of motions to adjourn the Meetings to a later date.

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR approval of the proposals set forth in the Notices of Meetings. No other proposals may come before the Meetings.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or, in the case of the Special Meeting, may represent a broker non-vote (which is a proxy from a broker or nominee casting a vote as to one matter, but not voting as to another matter on which the broker or nominee does not have discretionary power to vote and has not received instructions from the beneficial owner or other person entitled to vote the shares on such matter). Because the election of directors is a routine matter, brokers and nominees have the power to vote on the proposal. Therefore no broker non-vote is expected to occur at the Annual Meeting. A broker non-vote with respect to the Special Meeting would occur if the broker or nominee received voting instructions for some but not all of the proposals. The shares represented by abstentions or broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business. With respect to the election of Directors, which is a matter to be determined by a plurality of the votes cast, abstentions will have no effect on the outcome of the stockholder vote. With respect to the proposals to be voted on at the Special Meeting, each of which requires the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the matter. If any matter other than those mentioned above properly comes before the Annual Meeting or the Special Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person, or persons, holding the proxies.

     If a quorum is present at the Annual Meeting, the approval of the Director election requires a plurality of the votes cast at that Meeting. If such a quorum is represented at the Special Meeting, the approval of each of Proposals 1, 2 and 3 requires the affirmative vote of the lesser of (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of common stock.

     All costs and expenses incurred by the Fund in connection with the proxy solicitation for the Special Meeting will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding the Fund's shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. For the Meetings, the Fund will retain N.S. Taylor & Associates, Inc. ("N.S. Taylor"), 131 South Stagecoach Road, P.O. Box 358 Atkinson, ME 04426 to solicit proxies for a fee estimated at $1,000 for the Annual Meeting and $2,500 ($5,000 upon approval of all proposals) for the Special Meeting, plus expenses, primarily by contacting stockholders by telephone and mail. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy cards in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meetings, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact N.S. Taylor toll-free 1-866-470-4100.

                 PROPOSAL FOR THE ANNUAL MEETING OF STOCKHOLDERS

Proposal 1:       Election of Director

     The Fund's Board of Directors is divided into four classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 11, 2003, the Board approved the nomination of George B. Langa to serve as a director in Class I for a four year term and until his successor is duly elected and qualifies. The nominee will be elected by a plurality of the votes cast at the Meeting. The nominee currently serves as a Director of the Fund. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class I Director of the Fund.

                                                                          Number of
                                                                        Portfolios in
                                                                         Investment             Other
                                                                       Company Complex      Directorships
Name, Principal Occupation, Business                        Director    Overseen by        held by Dirctor
Experience for Past Five Years,                              Since        Director
Address, and Age
-------------------------------------                      ----------  ----------------   -----------------
Non-interested Nominee:
Class I:
GEORGE B. LANGA- He is President and CEO of Langa             2002            2                  0
Communications  Corp., a  niche  marketing  company
that he founded in 1986.  He currently  Chairman
of the Board for The  Foundation of Hudson Valley
Libraries.  He was born on August 31, 1962.




THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.


     The following table sets forth certain information about the other Directors currently serving on the Board. The Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk.

                                                              Number of Portfolios           Other
Name, Principal Occupation, Business                            in Investment            Directorships
Experience for Past Five Years,                  Director      Company Complex              held by
Address, and Age                                  Since        Overseen by Director         Director
-------------------------------------           ------------ ------------------------  -----------------
Non-interested Directors:
Class II:
DAVID R.  STACK - He is a  partner  with           2002                2                       0
the law  firm of  McLaughlin  & Stern, LLP.
He was born on January 24, 1957.

Class III:
PETER K. WERNER - Since 1996 he has taught         2002                2                       0
and directed many  programs at The Governor
Dummer Academy. Previously he was Vice
President of Money Market Trading at Lehman
Brothers. He was born on August 16, 1959.
                                       4

Interested Director:
Class IV:
THOMAS B.  WINMILL* - He is  President,            2002                2                    Winmil &
Chief Executive Officer, and 2002 General                                                     Co.
Counsel of the Fund, as well as the other                                                 Incorporated,
investment  companies (collectively, the                                                     Bexil
"Investment   Company  Complex") advised by                                               Corporation,
CEF Advisers, Inc.(the "Investment Manager")                                                 Tuxis
and its affiliates, and of Winmill & Co.                                                  Corporation,
Incorporated ("WCI"). He also is President of                                              and Golden
the Investment Manager. He is a member of the                                              Cycle Cold
New York State Bar and the SEC Rules Committee                                            Corporation
of the Investment Company Institute. He was
born on June 25, 1959.


* He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Fund has an audit committee, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Fund has a committee of Continuing Directors to take such actions as are required by the Bylaws of the Fund. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

     Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

Name and Age                            Principal Occupation During Past 5 years
------------                            ----------------------------------------
William G. Vohrer                       Chief Accounting  Officer,  Chief
Born on August 17, 1950                 Financial Officer, Treasurer and Vice
                                        President since 2001. He also is Chief
                                        Accounting Officer, Chief Financial
                                        Officer, Treasurer and Vice President of the other investment companies in the Investment Company Complex, the
                                        Investment Manager, and WCI and its
                                        affiliates. From 1999 to 2001, he
                                        consulted on accounting matters. Prior
                                        to 1999, he was Chief Financial Officer
                                        and Financial Operations Principal for
                                        Nafinsa Securities, Inc., a Mexican
                                        securities broker/dealer.

Marion E. Morris                        Senior Vice President since 2000. She is
Born on June 17, 1945                   also a Senior Vice President of the
                                        other investment companies in the
                                        Investment Company Complex, the
                                        Investment Manager, and WCI and its
                                        affiliates. She is Director of Fixed
                                        Income and a member of the Investment
                                        Policy Committee of the Investment
                                        Manager. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer. Previously, she served as Vice President of Salomon
                                        Brothers, The First Boston Corporation,
                                        and Cantor Fitzgerald.

Monica Pelaez                           Vice President, Secretary and Chief
Born on November 5, 1971                Compliance Officer since 2000. She also
                                        is Vice President, Secretary and Chief
                                        Compliance Officer of the other
                                        investment companies in the Investment
                                        Company Complex, the Investment Manager, and WCI and its affiliates. Previously, she was Special Assistant Corporation
                                        Counsel to New York City Administration
                                        for Children's Services from 1998 to
                                        2000. She earned her Juris Doctor from
                                        St. John's University School of Law in
                                        1997. She is a member of the New York
                                        State Bar.

     The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (1) each director and executive officer and (2) all directors and executive officers as a group.

Name of Director/Officer        Number of Shares   Percent of Outstanding Shares
Interested Director:
Thomas B. Winmill                    200                     **

Non-Interested Directors:
George B. Langa                       0                     **
David R. Stack                        0                     **
Peter K. Werner                       0                     **

Officers:
William Vohrer                        0                     **
Marion E. Morris                      0                     **
Monica Pelaez                         0                     **
                                      -                     --

Total shares held by directors
and officers as a group:             200                    **
                                     ===                    ==

** Less than 1% of the outstanding shares. Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005, an affiliate of the Investment Manager, owns 125,100 shares (4.80%) of the common stock of the Fund as of the Record Date.

     Except as set forth below, which is derived from a Form 13G filing dated February 17, 2003, as of the Record Date, the Fund does not know of any person who owns beneficially more than 5% of the Fund's outstanding shares:

Name/Address                     Number of Shares Owned     Percentage Ownership
------------                     ----------------------     --------------------
Financial & Investment                  173, 037                   6.65%
Management Group, Ltd.
417 St. Joseph Street
Suttons Bay, MI  49682

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:

                                                                Aggregate Dollar Range of Equity Securities in
                                                                All Registered Investment Companies Overseen by
                                  Dollar Range of Equity            Director in Investment Company Complex
Name of Director or Nominee       Securities in the Fund
---------------------------       ----------------------        -------------------------------------------------
Non-interested Nominee:
George B. Langa                            None                                 $1-$10,000

Non-interested Directors:
David R. Stack                             None                                 $1-$10,000
Peter K. Werner                            None                                 $1-$10,000

Interested Director:
Thomas B. Winmill                        $1-$10,000                          $50,001-$100,000

     Currently, the Fund pays its Directors who are not "interested persons" or affiliated with the Investment Manager, an annual retainer of $500, and a per meeting fee of $625, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. On December 11, 2002 the Board of Directors of the Fund approved a change in the fiscal year end from March 31 to December
31. For the period beginning July 12, 2002, when the Fund retained CEF Advisers, Inc. as its Investment Manager, and ending December 31, 2002, the Fund had two Board meetings, one audit committee meeting, one special meeting and no executive committee meetings. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member (the number of which is set forth in parenthesis next to the Director or nominee's name) for the year ended December 31, 2002, is as follows:

Name of Director or Nominee
(Current Total Number of       Aggregate Compensation from the      Total Compensation from the Fund and Investment
Investment Companies)*                     Fund                                    Company Complex
--------------------------     ---------------------------------    -------------------------------------------------
Non-interested Nominee:
George B. Langa (2)                        $2,125                                     $15,500

Non-interested Directors:
Peter K. Werner (2)                        $2,125                                     $15,500
David R. Stack (2)                         $2,125                                     $15,500

Interested Directors:
Thomas B. Winmill (5)                        $0                                          $0

* As of December 31, 2002 there were five investment companies managed by the Investment Manager and its affiliated investment adviser.

     Effective July 12, 2002, the Fund retained CEF Advisers, Inc. as its Investment Manager. Previously, LCM Capital Management, Inc. ("LCMCM") was the manager. On March 22, 2002, LCMCM entered into an Asset Purchase Agreement with the Investment Manager which provided for the sale to the Investment Manager of certain assets (goodwill and intangibles) relating to the management of the Fund. Upon completion of that transaction, effective July 12, 2002, the Investment Manager became investment manager to the Fund. Under the terms of the Asset Purchase Agreement, the Investment Manager paid LCMCM $425,000 in consideration for the purchased assets.

     The Investment Manager, 11 Hanover Square, New York, NY 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager. At the time the Investment Manager became investment manager to the Fund, Michael Grady, Chairman of the Board of LCMCM, Jack McDermott, Chairman of LaSalle St. Securities, LLC, and Byron Crowe, a director of LCMCM, each owned a controlling interest in LCMCM. During the nine months ended December 31, 2002, the Fund paid the Investment Manager investment management fees of $52,778.

Audit Committee Report

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Fund's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of the Fund's independent public accountants and monitor the overall performance of the Fund accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the Fund accounting agent, and the Board of Directors. The Audit Committee did not meet during the period from July 12, 2002 to December 31, 2002.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Fund and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Fund's financial statements. The Audit Committee reviewed the audited financial statements of the Fund for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Fund's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: George B. Langa, David R. Stack and Peter K. Werner. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

     Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Fund for the fiscal period commencing January 1, 2003. Tait, Weller also acts as independent accountants of the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     On March 14, 2002, PricewaterhouseCoopers LLP resigned as independent accountants for the Fund. Prior to this resignation, PricewaterhouseCoopers LLP was engaged by the Fund as the principal accountants to audit the Fund's financial statements. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with audits for the two most recent fiscal years and through March 14, 2002, the Fund has had no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

     Audit services provided by Tait, Weller during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended December 31, 2002, the fees for services rendered to the Fund by Tait, Weller were:

                      Financial Information Systems Design and
   Audit Fees                 Implementation Fees*               All Other Fees*
------------------   -----------------------------------------  ----------------
    $5,000                           $0                             $197,715
------------------   ----------------------------------------- -----------------

* This amount includes fees for non-audit services rendered by Tait, Weller to the Fund and for audit and non-audit services to the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

                PROPOSALS FOR THE SPECIAL MEETING OF STOCKHOLDERS

                 BACKGROUND INFORMATION REGARDING THE PROPOSALS

     The investment objective of the Fund, formerly known as the Internet Growth Fund, Inc., is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the investment manager, CEF Advisers, Inc. (the "Investment Manager"), believes will benefit from the growth of the Internet. The Board, after careful consideration of the investment objective, policies and restrictions of the Fund and the investment potential of securities of companies that may benefit from the growth of the Internet, recommends expanding the Fund's focus beyond Internet-related companies in order to provide the Fund with maximum investment flexibility and the ability to invest in companies in any industry. Accordingly, the Board recommends: (1) changing the Fund's fundamental investment objective from seeking capital appreciation by investing primarily in equity securities issued by companies the Investment Manager believes will benefit from growth of the Internet to seeking total return, and changing the Fund's investment objective from fundamental to non-fundamental (as set forth in Proposal 1); (2) modifying the Fund's fundamental investment restriction on concentration, which currently requires the Fund to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry" (as set forth in Proposal 2); and (3) modifying certain of the Fund's other fundamental investment restrictions in order to provide for maximum investment flexibility (as set forth in Proposal 3). The Fund's fundamental investment objective and fundamental investment restrictions cannot be changed without stockholder approval.

PROPOSAL 1:       TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

     The Board recommends changing the Fund's investment objective to enable the Fund to make investments without restriction as to security type or industry sector and otherwise to provide the Fund with maximum investment flexibility. The Fund's current investment objective, which is fundamental, is "to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the investment adviser believes will benefit from growth of the Internet." To replace this current fundamental investment objective, the Board recommends that the Fund adopt a new non-fundamental investment objective of seeking "total return."

     Currently, under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities. It should be noted that on July 14, 2003, the Fund announced that its name had changed to Foxby Corp., effective immediately, and that as a result, the Fund's non-fundamental investment policy that so long as the word "internet" is included in its name, the Fund will under normal market conditions seek to achieve its investment objective by investing 80% of its total assets in companies that directly or indirectly support, utilize, deal or market over, connect through, benefit by, or are otherwise involved in the Internet would be discontinued in 60 days. If shareholders approve the Fund's adoption of a non-fundamental investment objective of seeking "total return," the Fund will seek total return from growth of capital and from income in any security type and in any industry sector (subject to the industry concentration limitations discussed in Proposal 2), although there will be no limitation on the percentage or amount of the Fund's assets which may be invested for growth of capital or income. Accordingly, at any time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance that the Fund will achieve this investment objective of total return, which will depend primarily on the ability of the Investment Manager to predict correctly the direction of financial markets, economic patterns and trends, and similar factors.

     To enhance the Fund's flexibility by allowing the Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of stockholders or when necessary to comply with possible future regulatory developments, the proposed new investment objective will be "non-fundamental," which means that the Board will be able to change the Fund's investment objective in the future without stockholder approval.

     The vote of a majority of the Fund's shares is required for approval of the proposal to change the investment objective of the Fund. For this purpose, the required vote is the lesser of: (1) 67% of the shares of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 1.

PROPOSAL 2:       TO MODIFY THE FUND'S FUNDAMENTAL RESTRICTION ON INDUSTRY
                  CONCENTRATION.

     The Fund's current fundamental restriction on industry concentration is as follows:

          The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry, except that the Fund will invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry" (as defined by the Fund).

     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

          The Fund may not make any investment if, as a result, the Fund's investments will be concentrated (as that term may be defined or interpreted under the 1940 Act) in any one industry. This restriction does not limit the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

     The  following   interpretation  of  this  revised  fundamental  investment restriction would follow the Fund's fundamental restriction on concentration:

          Although not a part of the Fund's fundamental investment restriction, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

     The primary purpose of this proposal is to make the Fund's concentration policy compatible with investing in securities without restriction as to industry by eliminating the requirement that the Fund, under normal market conditions, invest more than 25% of its total assets in the securities of issuers in the "information technology industry." It is the current position of the SEC staff that a fund's investments are concentrated in any industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. The Fund has stated that "Those companies providing infrastructure, content and e-commerce products and/or services designed for Internet use comprise the `information technology industry'."

     In 1999, when the Fund was established, investing in equity securities of companies believed to benefit from the growth of the Internet was considered to be an attractive focus of the Fund in seeking its objective of capital appreciation. The past few years, however, have been a period of significant instability for the securities of Internet-related companies. Enhancing the Fund's flexibility to invest in other securities in other industries in order to seek total return, however, will provide the Fund's Investment Manager with the opportunity to achieve an expanded investment objective of total return. If Proposal 2 is approved by Fund stockholders, the Fund will not invest more than 25% of its assets in issuers whose principal business is in any one industry, except the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, will not be limited.

     If Proposals 1 and 2 are approved by Fund stockholders, the Fund's Investment Manager will invest in securities of issuers that the Investment Manager considers to have attractive fundamental and technical attributes for total return. The Fund will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in short term, liquid, high grade securities and money market instruments. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities.
Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings.

     If Proposals 1 and 2 are approved by Fund stockholders, the Investment Manager expects to change in an orderly manner over time a substantial percentage of the Fund's current portfolio, although change of the portfolio may occur in any event and the degree and speed of such changes will depend on market factors. However, even with such significant portfolio turnover, it is expected that the tax losses carried forward by the Fund would be sufficient to offset any gains in the transition. The Fund's Investment Manager will seek to minimize transaction costs for the Fund during the transition, which may take several weeks, depending on market conditions.

     If Proposal 1 is approved but Proposal 2 is not, the Fund will seek as a non-fundamental policy total return and will continue to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry." If Proposal 2 is approved but Proposal 1 is not, the Fund will seek as a fundamental policy capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Investment Manager believes will benefit from growth of the Internet although it will no longer be required to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry."

     The vote of a majority of the Fund's shares is required for approval of the proposal to modify the Fund's fundamental restriction on industry concentration. For this purpose, the required vote is the lesser of: (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 2.

PROPOSAL 3:       TO MODIFY CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
                  RESTRICTIONS

     When the Fund was established in 1999, it adopted certain investment restrictions that are "fundamental," meaning that as a matter of law they cannot be changed without stockholder approval ("fundamental restrictions"). The Fund's Board of Directors, together with the Fund's officers and the Investment Manager, have reviewed the Fund's current fundamental restrictions and concluded that certain restrictions should be revised in order to allow maximum investment flexibility and to facilitate administration of the Fund. At the Meeting, stockholders will be asked to approve the revised restrictions.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities, and future changes in applicable law. The revised restrictions would give the Fund an increased ability to engage in certain activities. The Board of Directors may consider and adopt such non-fundamental restrictions for the Fund as they determine to be appropriate and in the stockholders' best interests.

     The Board of Directors unanimously recommends that stockholders vote to amend the Fund's fundamental restrictions, as discussed below. If approved by the Fund's stockholders at the Meeting, the proposed changes in the Fund's fundamental restrictions will be adopted by the Fund.

a.  Modification of Fundamental Restriction On Investing In Commodities

     The Fund's current fundamental restriction on commodities is as follows:

          The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

          The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

     The primary purposes of this proposal are to clarify the types of derivative transactions that are permissible for the Fund, to permit the Fund to invest in new financial instruments that may be developed in the future, to clarify that the Fund may invest in securities or other instruments backed by physical commodities, and to clarify that the Fund may acquire physical commodities as the result of ownership of instruments other than securities and may sell any physical commodities acquired in that way.

     The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities" particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by the Fund and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be as broad as possible in permitting the use of derivative products. Currently, the Fund intends to purchase and sell financial futures primarily on stock indices, but reserves the right to invest in other types of futures contracts. The use of futures contracts and other derivative products involves special considerations and risks. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

b.  Modification of Fundamental Restriction on Loans

     The Fund's current fundamental restriction on loans is as follows:

          The Fund may not make loans, except to the extent the Fund may be deemed to be making loans by purchasing debt securities or entering into repurchase agreements, and the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets (taken at market value).

     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

          The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

     The primary purposes of this proposal are to allow the Fund maximum flexibility to respond to future investment opportunities and to allow the Fund to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The proposed modification also would clarify that the Fund may make investments in debt obligations for defensive or cash management purposes and that it may invest in loans, including assignments and participation interests. When the Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.

     The vote of a majority of the Fund's shares is required for approval of each proposal to modify the Fund's fundamental restrictions. For this purpose, the required vote is the lesser of: (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 3.

                             ADDITIONAL INFORMATION

     The Fund's Board of Directors ("Board") has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. Earlier this year, the Fund's Board amended and restated the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL"). The Board also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to its disinterested directors.

     The following is a summary of the amendments to the Bylaws which are set forth in the Amended and Restated Bylaws as of July 8, 2003, and the election to be subject to various provisions of the MGCL, effective on July 15, 2003, pursuant to Articles Supplementary (the "Articles Supplementary") accepted for record by the State Department of Assessments and Taxation of Maryland. This summary is qualified in its entirety by reference to the complete Amended and Restated Bylaws. Among other things, the Bylaw amendments:

1. Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders making the request, the record date for the meeting and the time, place and date of the meeting. Consistent with the MGCL, stockholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed to be acted on at the meeting.

2. Provide that the Board may appoint the chair of the meeting of stockholders and provide for chairmanship in the absence of such an appointment. The amendments provide that the chair of the meeting establishes the rules for conduct of the meeting, and vests the chair with power to adjourn the meeting.

3. Enhance already existing Bylaw provisions that require a stockholder to give written advance notice and other information to the Fund of the stockholder's nominees for directors and other proposals for business at stockholders meetings.

4. Provide that the vote required to elect a director is a plurality of the votes cast unless the nominees are not all recommended by the Continuing Directors, in which case the vote required to elect directors would 80 % of the votes entitled to be cast.

5. Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act, which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and directors that are employees of the Fund. Generally, control shares are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund's outstanding voting securities (as defined in that Act) or to holders whose acquisition of control shares was approved prior to acquisition by a majority of the Continuing Directors (as defined in the Bylaws). The Continuing Directors have approved the acquisition of control shares, not to exceed 25% of the outstanding shares of the Fund, by CEF Advisers, Inc. and its affiliates.

6. Establish qualifications for Fund directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as directors of the Fund. They also require incumbent directors and nominees to comply with the Fund's newly-adopted Conflict of Interest and Corporate Opportunities Policy. One of the qualification options includes service as a current director of the Fund.

7. Require that certain proposed advisory, sub-advisory or management contracts with an affiliate of current and certain former independent Fund directors be approved by 75% of the Fund's independent directors who are not so affiliated. If such a contract or similar contracts are approved, the Bylaws would provide automatic liquidity to dissatisfied stockholders by requiring the Fund to commence a tender offer, to the fullest extent permitted by applicable law, for at least 50 percent of its outstanding shares at a price of at least 98% of the Fund's per share net asset value.

8. Provide that subject to the requirements of the 1940 Act, any director vacancy shall be filled for the remainder of the term by the affirmative vote of a majority of the members of a committee consisting of the Continuing Directors remaining in office.

9. Provide that a director who is an affiliated person (as such term is defined by Section 2(a)(3) of the 1940 Act) of a holder of more than 5% of the outstanding shares of the Fund shall not be entitled to fees or expenses arising out of his or her service as a director of the Fund.

Any stockholder who would like a copy of the Fund's Amended and Restated Bylaws may obtain a copy from the Fund and, after September 10, 2003, from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov.

     At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Fund will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2004 Annual Meeting must be received by the Secretary no earlier than March __, 2004 nor later than April __, 2004. Proposals should be mailed to Foxby Corp., to the attention of the Fund's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2004 Proxy Statement, we must receive it on or before March __, 2004 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Fund's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2002, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Fund's transfer agent American Stock Transfer and Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy cards, in the enclosed postage-paid envelopes.

                                    APPENDIX


                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall have a minimum of three members and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

2.   The purposes of the Audit Committee are:

          a. to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the review of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment manager (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

          b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

          c. to meet with the Fund's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Fund;

          d. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

          e. to review the audit and non-audit services provided to the Fund by the auditors and the fees charged for such services;

          f. to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit;

          g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and make recommendations regarding the "financial expert" determination to the full Board;

          h. to receive copies of any complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Fund or the Fund's investment manager are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

          i. to investigate improprieties or suspected improprieties in Fund operations; and

          j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Fund's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8.   The Fund must certify to the American Stock Exchange ("AMEX") that:

          a. It has adopted this formal written Charter and the Audit Committee annually reviewed and reassessed the adequacy of this Charter;

          b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee; and

          c. It has at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

                                   PROXY CARD
                                   FOXBY CORP.

This proxy is solicited  by and on behalf of the Fund's  Board of Directors  for
the  Annual  Meeting  of   Stockholders  on  _________  __,  2003,  and  at  any
postponement or adjournment thereof.

The  undersigned  stockholder of Foxby Corp. (the "Fund") hereby appoints Thomas
B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2003 Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on _______, ____ __, 2003 at __ p.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as a director and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

                  ANNUAL MEETING OF STOCKHOLDERS OF FOXBY CORP.
                              ___________ ___, 2003

               Please detach along perforated line and mail in the
       envelope provided Please date, sign and mail your proxy card in the envelope provided as soon as possible.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To elect to the Board of Directors George B. Langa as Class I Director, to serve for a five year term and until his successor is duly elected and qualifies.
                                                       NOMINEES:
[   ]    FOR                                                George B. Langa
[   ]    WITHHOLD AUTHORITY



      Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Foxby Corp. c/o American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can berepresented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder____________Date:_____

Signature of Stockholder____________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.



..

..

                                   PROXY CARD
                                   FOXBY CORP.

This proxy is solicited by and on behalf of the Fund's Board of Directors for the Special Meeting of Stockholders on __________ __, 2003, and at any postponement or adjournment thereof.

The  undersigned  stockholder of Foxby Corp. (the "Fund") hereby appoints Thomas
B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on _______, ____ __, 2003 at __ p.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposals in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

                 SPECIAL MEETING OF STOCKHOLDERS OF FOXBY CORP.
                                _______ ___, 2003

               Please detach along perforated line and mail in the
       envelope provided Please date, sign and mail your proxy card in the envelope provided as soon as possible.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To consider a proposal to modify the Fund's fundamental investment objective;

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN

2. To consider a proposal to modify the Fund's fundamental investment restriction on industry concentration.

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN

3. To consider proposals to modify certain of the Fund's fundamental investment restrictions.

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN

To vote against Proposal 3(a) but to approve Proposal 3(b) or vice versa, place an "X" in the box at left and indicate the letter (a or b, as set forth in the proxy statement) of the investment restriction you do not want to change in the line below.

                    Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Foxby Corp. c/o American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.